SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-KA

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report December 21, 2007
(Date of earliest event reported)

First Northern Community Bancorp
(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707
(Commission File No.)

First Northern Community Bancorp 195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 21, 2007, First Northern Bank announces its intention to open a full service Financial Center in Auburn, California.

Item 9.01 Exhibits

EXHIBIT 99.1                                News Press Release dated December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2007                                                                First Northern Community Bancorp

(Registrant)

By:     /s/Louise A. Walker
Louise A. Walker
Senior Executive Vice President
Chief Financial Officer

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